Exhibit 99.2

THIRD QUARTER 2011 FINANCIAL RESULTS NOVEMBER 2, 2011 1

FORWARD LOOKING STATEMENTS This presentation contains "forward-looking statements" within the meaning of the federal securities laws. These statements reflect management's current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including development costs; demand for new housing, including impacts from mortgage credit availability; lengthy and uncertain entitlement processes; cyclicality of our businesses; accuracy of accounting assumptions; competitive actions by other companies; changes in laws or regulations; and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation. 2

THIRD QUARTER 2011 FINANCIAL RESULTS ($ in Millions, except per share data) 3rd Qtr 2011 3rd Qtr 2010 2nd Qtr 2011 Net Income (Loss) $36.4 $8.9 ($3.9) Earnings (Loss) Per Share $1.02 $0.25 ($0.11) Note: 3rd Qtr 2011 weighted average diluted shares outstanding were 35.8 million 3rd Qtr. 2011 results include an after-tax gain of $1.12 per diluted share from the sale of 57,000 acres of timberland for approximately $87 million 3

SEGMENT EARNINGS (LOSS) ($ in Millions) 3rd Qtr 2011 3rd Qtr 2010 2nd Qtr 2011 Mineral Resources $3.6 $6.2 $3.1 Fiber Resources 0.5 1.4 0.7 Real Estate (4.3) (1.9) 1.0 Total ($0.2) $5.7 $4.8 3rd Qtr. 2011 mineral resources segment results include $0.4 million in delay rental and lease bonus revenues compared with $3.4 million in 3rd Qtr. 2010 3rd Qtr. 2011 real estate segment results include $3.4 million in charges principally associated with environmental remediation activities at project located near Antioch, CA 2nd Qtr. 2011 real estate segment results include a $1.3 million benefit associated with reallocation of a previously recognized loss from us to a noncontrolling interest venture partner 4

THIRD QUARTER 2011 RESULTS AND KEY PERFORMANCE INDICATORS STRATEGY AND EXECUTION HAS FORESTAR WELL POSITIONED 5

WELL POSITIONED FOR MARKET RECOVERY Oil production up over 50% vs. Q3 2010 and Q2 2011 9 new wells completed - 510 total active wells Acquired 180 developed lots in mixed-use project in Houston Acquired two multifamily development sites in Texas Sold 311 residential lots - up 66% vs. Q3 2010 Sold 80 paper lots for $1.9 million (25 acres for $79,000/acre) Sold 57,000 acres of timberland for $87 million Sold 550 acres for $1.5 million - $2,800 per acre MINERAL S MIXED- USE SINGLE- FAMILY PIPELINE TIMBERLAND 6 Over 1,500 lots under option contracts

REALIZING INCREASED DRILLING ACTIVITY & PRODUCTION GROWTH Forestar's Share of Oil & Gas Production Q3 2010 - Q3 2011 Growth in Drilling Activity & Well Count Q3 2010 - Q3 2011 Note: Includes ventures Note: Wells owned and operated by third party lessees / operators 7

PROMOTING LOUISIANA EXPLORATION & PRODUCTION ACTIVITY Note: Wells owned by third-party lessee / operator Leasing: 5,700 acres leased $345 / acre Seismic Agreements: 41,500 acres Exploration Agreements: 18,000 net mineral acres 2011 Louisiana Activity Acres Leased Available for Lease Held by Production Seismic Agreements Exploration Agreements Over 67,000 net mineral acres "put in play" during 2011 in Louisiana & Texas * 8 Significant Operators - Louisiana Significant Operators - Louisiana Significant Operators - Louisiana * Includes leases, seismic and exploration agreements West Gordon Field

ACCELERATING PRODUCTION & RESERVE GROWTH WORKING INTEREST INVESTMENT WEST GORDON FIELD - WILCOX FORMATION SOUTHERN LOUISIANA * Average EUR based on internal estimates ** Forestar has elected to take working interest in three wells to date, and potentially two more 9 Acres Leased Completing Well Available for Lease Drilling Historical Production Permitted Producing Well Forestar #7-2 Royalty Interest = 25% NRI with 25% WI = 18.75% Total Net Interest = 43.75% Forestar #6-1 Royalty Interest = 25% NRI with 25% WI = 18.75% Total Net Interest = 43.75% Forestar #1-1 Royalty Interest = 25% NRI with 25% WI = 18.75% Total Net Interest = 43.75% Beauregard Parish West Gordon Field Estimated Avg. EUR per Well* 200 MBo Potential Well Locations 14 Forestar Royalty Interest 14 Forestar Working Interest** 5 Projected Operating Plan - Q3 2011 2 wells producing 4 wells being completed 1 well drilling 2 wells permitted 5 wells projected to be permitted Note: Wells owned and operated by third party lessees / operators

GROWING PRODUCTION & RESERVES THROUGH INVESTMENT WEST GORDON FIELD - UPPER WILCOX FORMATION PRELIMINARY ESTIMATES Estimate of Forestar's Share of Well #7-2 Economics Estimate of Forestar's Share of Well #7-2 Economics Estimate of Forestar's Share of Well #7-2 Economics Estimate of Forestar's Share of Well #7-2 Economics Production: Oil Well #7-2 Royalty Interest (25.00%) Working Interest (18.75%) Total FOR Share (43.75%) Thousand Bbls 330 83 62 145 Price/Bbl $90 Natural Gas Thousand Mcf 1,000 250 188 438 Price/Mcf $4 Total Revenues $34 $8 $7 $15 3 Costs Tax & Operations (1) (2) (3) 3 Cash Flow $7 $5 $12 Drill & Complete - (2) (2) Net Cash Flow $7 $3 $10 Forestar Investment Forestar Investment Forestar Investment $2 Projected IRR Projected IRR Projected IRR 31% Projected Cash Multiple Projected Cash Multiple Projected Cash Multiple 2.6x 10 Note: Based on internal estimates. Actual future net cash flows may be affected by factors such as: supply of and demand for oil and gas; actual prices we receive for oil and gas; actual operating costs; the amount and timing of actual production; and changes in governmental regulations or taxation. ($ in millions, except per unit pricing)

ACCELERATE MARKETING AND PROMOTION OF MINERALS Rodessa Target Specific Zones and Formations For Prospect Generation Pettet Glen Rose Bossier Tuscaloosa Marine Shale Bossier-Haynesville Shale Austin Chalk Wilcox 11

12 PROVING UP THE VALUE OF OUR MINERALS, OIL & GAS Formation Prospective Forestar Acreage Oil and/or Gas Liquids Natural Gas Targeted Well Production Wilcox 44,000 X X 2 - 3 Bcfe Austin Chalk 9,400 X X 4 - 5 Bcfe Bossier 10,700 X 3 - 8 Bcf Bossier-Haynesville 22,000 X 5 - 10 Bcf Rodessa 24,000 X X 2 - 3 Bcfe Glen Rose 33,000 X X 3 - 4 Bcfe Pettet 2,000 X X 1 - 2 Bcfe Tuscaloosa Marine Shale 17,500 X X TBD Focusing on Economic Oil and Natural Gas Liquid Opportunities To Drive Exploration, Production and Reserve Growth Bcfe = Billion cubic feet equivalent Note: Internal targets may not be achieved or may not be economic to produce

13 INCREASED DRILLING ACTIVITY Target Formations Acres Leased Available for Lease Held by Production Acres with Option New Oil Wells New Gas Wells Q4 2010 - Q3 2011 Drilling Activity East Texas & Louisiana* * Map excludes one well located in Barnett Shale in North Texas and one well in Colorado

East Texas Bossier-Haynesville Drilling Activity



Cherokee
Shelby
Nacogdoches
San Augustine
Sabine
Angelina
Trinity
BSI Unit A-47 2H
EnCana Oil and Gas
Waiting on Completion
West Spoon GU 1H
Chesapeake Operating
Completing
Forestar 1
Leor Exploration
Building Prod. Facilities
Zap Minerals 1H
EOG Resources
Waiting on Completion
Teal Unit 1H
EOG Resources
9.85 MMCFD on 17/64 Ck

Q3 2011
Bossier–Haynesville
Activity In East Texas*:

- 24 rigs in the area (all drilling Bossier-Haynesville wells)
- 37 wells drilled
- 39 wells waiting on completion

Acres Leased
Available for Lease
Held by Production
Haynesville Well Permits
Haynesville Drilling Activity
Producing Bssr-Hysv Wells
Waiting on Completion
Forestar Royalty Interest

Note: Shaded area represents the total area of Bossier-Haynesville formation activity

* *East Texas area includes Shelby, Sabine, San Augustine, Nacogdoches & Angelina counties*

Note: Wells owned by third-party lessee / operator

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MINERAL RESOURCES HIGHLIGHTS Segment Earnings Reconciliation Q3 2010 vs. Q3 2011 Third Quarter 2011 & Other Highlights: Nine oil and gas wells completed by exploration and production lessees Oil production up over 50% vs. Q3 2010 and Q2 2011 510 active wells, up 19 wells vs. Q3 2010 Leased 380 net mineral acres in Louisiana and Texas Over 67,000 acres put in play in 2011 15 * Includes approximately $1.0 million in water resources expenses associated with central Texas groundwater leases

FIBER RESOURCES HIGHLIGHTS Segment Earnings Reconciliation Q3 2010 vs. Q3 2011 Third Quarter 2011 & Other Highlights: Sold over 108,000 tons of fiber Almost 99% of land available leased for recreational purposes Harvest down vs. Q3 2010 due to sale of 30,000 acres of timberland during 2010 and postponed harvest plans on timberland previously held for sale 16 Fiber Sales Q3 2010 - Q3 2011 Recreational Leases Q3 2010 - Q3 2011

TEXAS MARKETS POISED TO BENEFIT FROM HOUSING RECOVERY Texas U.S. Avg. Job Growth (Q3 2011 vs. Q3 2010) 249k jobs (+2.4%) 1,490k jobs (+1.1%) Unemployment 8.5% 9.1% New Home Inventory (Months of Supply) 2.7 6.2 Delinquency 4.4% 7.4% Real Estate Investment in Texas Markets $461 million; 55 projects Over 70% of total real estate investment Dallas Houston San Antonio Austin 17 Sources: CoreLogic, Bureau of Labor Statistics, Census Bureau, Metrostudy, RealtyTrac and Brookings Institute Market Projects Investment* Austin 17 $126 Houston** 12 109 Dallas 17 97 San Antonio 4 93 Gulf Coast 5 43 ($ in millions) * Excludes investment in undeveloped land ** Includes investment in loan secured by real estate

HOUSTON TEXAS - MARKET HEALTH IMPROVING Forestar Investment in Houston, TX $109 million 5,410 acres* 5,059 residential lots* 434 commercial acres* 12 projects 8 residential and mixed-use projects 2 projects in entitlement 1 multifamily project 1 loan secured by real estate Houston market fundamentals: National leader in new home closings 2nd lowest supply of lots Positive job growth 68,000 jobs created since Q3 2010 18 Houston Residential & Mixed-Use In Entitlement Multifamily Loan Secured by Real Estate Note: Includes ventures *Excludes real estate acres which secure investment in loan Relative Market Health Weak Strong X Forestar Real Estate Investments in Houston, TX

INCREASED RESIDENTIAL LOT SALES ACTIVITY 19 Note: Includes ventures Residential Lot Sales* Q3 2010 - Q3 2011 Residential Lots Under Option Contracts Q3 2010 - Q3 2011 * Excludes sale of undeveloped paper lots

REAL ESTATE HIGHLIGHTS Third Quarter 2011 Highlights: Sold 311 residential lots, up 66% vs. Q3 2010 and up 10% vs. Q2 2011 Sold 80 entitled paper lots for $1.9 million (25 acres sold for $79,000 per acre) Sold 550 acres of land for $2,800 / acre Acquired 180 developed lots for $9 million including $4 million in reimbursement rights Acquired two multifamily development sites for $9 million - located in Austin and Dallas Segment Earnings (Loss) Reconciliation Q3 2010 vs. Q3 2011 20 * Note: Includes $3.4mm in charges principally associated with environmental remediation activities at project located near Antioch, CA

STRATEGIC AND DISCIPLINED INVESTMENT IN OUR BUSINESS DISTRESSED ACQUISITION IN PREFERRED LOCATION Houston Barrington Acquisition Infill location in 14,000 acre Kingwood master-planned community in Houston, Texas 117 acres 286 residential lots (90 occupied homes) Acquired 180 developed lots (44 acres) for $9 million Includes $4 million in reimbursement rights under a development agreement with City of Houston Barrington Real Estate: 1st and 2nd move-up housing - $350k - $500k Located in desirable school district 58 lots under option contract - $77,000 / lot avg. 30% of lots are located on golf course 21 Campus BARRINGTON Kingwood Acquisition expected to generate near-term earnings and cash flow

MULTIFAMILY MARKET CONDITIONS CONTINUING TO IMPROVE 22 Broadstone Memorial 401 unit Class A multifamily property Located in energy corridor of Houston, TX Q3 2011 property performance: Occupancy = 95% 2011 rent growth = 7.2% Broadstone Memorial Multifamily Property Las Brisas 414 unit Class A multifamily property Located in Round Rock, TX Q3 2011 property performance: Occupancy = 92% 2011 rent growth = 9.8% Las Brisas Multifamily Property Note: Las Brisas held in a venture

RECOGNIZING AND CREATING VALUE THROUGH MULTIFAMILY ACQUISITIONS

Robertson Hill Multifamily Site

- Overlooks downtown Austin, TX central business district
- Planned for 257 Class A units
- Purchased foreclosed property for $6.5 million

Robertson Hill Multifamily Site
Austin, Texas



Locator Map
Robertson Hill - Austin, Texas


University of Texas
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Downtown Austin
Robertson Hill Site
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Austin Multifamily Market Conditions:

- Solid job growth
- Limited new supply
- Strong absorption rates
- Market occupancy rate = 93.7%
- Rental rates up 3.3% since Q3 2010
- Forecasted annual rent growth = 6.0 - 6.5%*

* Source: Witten Advisors

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CIBOLO CANYONS SPECIAL IMPROVEMENT DISTRICT CASH FLOWS STABILIZING Cibolo Canyons Special Improvement District Payments to Forestar Cibolo Canyons Special Improvement District Payments to Forestar ($ in millions) Est. 2011 Received through Q3 2011* $2.1 Received in October 2011 3.5 Estimated Receipts Nov. & Dec. 2011 3.1 Total Estimated Receipts $8.7 Note: Forestar Investment in Resort = $39.9 million at 3rd Qtr. 2011 24 * Proceeds from district in 2011 represent a mix of 2010 and 2011 HOT & Sales Taxes

POSITIONED TO FOCUS ON STRATEGIC INITIATIVES 25 ($ in Millions) 2nd Qtr End 2011 3rd Qtr Net Activity 3rd Qtr End 2011 Credit Facility Borrowings $181 ($51) $130 Other Consolidated Debt* $80 $14 $94 Total Debt $261 ($37) $224 Total Debt / Capital 34% 29% Cash $6 $23 $29 Credit Availability $111 $65 $176 Total Liquidity $117 $88 $205 Amended and extended credit facility combined with timberland sales position Forestar to achieve near-term strategic initiatives * Principally represents consolidated venture non-recourse debt

OUTLOOK - PROVING IT UP 26 Oil production and reserves expected to benefit from recent drilling results Over 67,000 net mineral acres in play in Louisiana and Texas to drive future leasing and exploration and ultimately additional production and reserves Recent acquisitions of distressed properties located in strategic markets provide future cash flow and earnings contribution Multifamily market conditions continue to improve while executing platform and developing pipeline Timely promoting Forestar's water interests to provide sustainable solutions Well Positioned To Benefit from Increasing Oil Production and Declining Lot Inventories

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28 THIRD QUARTER 2011 FINANCIAL RESULTS APPENDIX

MINERAL RESOURCES SEGMENT RESULTS 3rd Qtr 2011 3rd Qtr 2010 2nd Qtr 2011 Leasing Activity Net Acres Leased 380 9,600 2,500 Avg. Bonus / Acre $265 $274 $187 Royalties* Natural Gas Produced (MMCF) 408.0 436.6 373.5 Average Price / MCF $4.27 $4.11 $3.92 Oil Produced (Barrels) 42,300 27,700 27,900 Average Price / Barrel $97.83 $71.41 $102.23 Total MMcfe 662.1 602.8 540.9 Average Price / MMcfe $8.89 $6.26 $7.98 Segment Revenues ($ mm) $5.9 $6.7 $4.6 Segment Earnings ($ mm) $3.6 $6.2 $3.1 Wells Completed 9 9 5 Active Wells * (end of period) 510 491 501 * Includes our share of ventures Note: Wells owned and operated by third party lessees / operators 29

FIBER RESOURCES SEGMENT RESULTS 3rd Qtr 2011 3rd Qtr 2010 2nd Qtr 2011 Fiber Sales Pulpwood Tons Sold 85,800 116,900 70,700 Average Pulpwood Price / Ton $7.57 $9.41 $9.22 Sawtimber Tons Sold 22,900 37,500 12,700 Average Sawtimber Price / Ton $14.32 $17.79 $15.69 Total Tons Sold 108,700 154,400 83,400 Average Price / Ton $8.99 $11.45 $10.21 Recreational Leases Average Acres Leased 164,600 205,900 197,400 Average Lease Rate / Acre $8.28 $8.60 $8.96 Segment Revenues ($ mm) $1.3 $2.2 $1.3 Segment Earnings ($ mm) $0.5 $1.4 $0.7 30

REAL ESTATE SEGMENT RESULTS 3rd Qtr 2011 3rd Qtr 2010 2nd Qtr 2011 Residential Lot Sales * Lots Sold 311 187 283 Average Price / Lot $46,200 $48,800 $52,400 Gross Profit / Lot $16,400 $17,100 $20,600 Commercial Tract Sales * Acres Sold - 0.4 4.0 Average Price / Acre - $623,400 $185,300 Land Sales * Acres Sold 550 1,150 780 Average Price / Acre $2,800 $3,800 $3,300 Segment Revenues ($ mm) $19.1 $15.1 $19.6 Segment (Loss) Earnings ($ mm) ($4.3) ($1.9) $1.0 * Includes 100% of venture activity 31

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